                                                                   Exhibit 10.21

                                    SUPPLEMENT NO. 1 dated as of July 19, 2001, to the Indemnity, Subrogation and Contribution Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among PLIANT CORPORATION (f/k/a Huntsman Packaging Corporation), a Utah corporation (the "Borrower"), each Subsidiary of the Borrower listed on Schedule I thereto (the "Guarantors"), and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


         A. Reference is made to (a) the Credit Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Aspen Industrial, S.A. de C.V., a Mexico corporation, the lenders from time to time party thereto (the "Lenders") and Bankers Trust, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and (b) the Guarantee Agreement dated as of September 30, 1997, as amended and restated as of May 31, 2000 (the "Guarantee Agreement"), among the Borrower, the Guarantors and the Administrative Agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

         C. The Borrower and the Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary Loan Party on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Subsidiary.
Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries of the Borrower (the "New Guarantors") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and each of the New Guarantors agree as follows:

         SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, each of the New Guarantors by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and each of the New Guarantors hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include each of the New Guarantors. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

         SECTION 2. Each of the New Guarantors represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each of the New Guarantors and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to each of the New Guarantor shall be given to it at the address set forth under its signature.

         SECTION 8. Each of the New Guarantors agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, each of the New Guarantors and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.


                                        UNIPLAST HOLDINGS INC.,

                                        By    /s/ Larry Shepler
                                            ------------------------------------
                                        Name:     Larry Shepler
                                        Title:    Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        UNIPLAST U.S., INC.,

                                        By    /s/ Larry Shepler
                                            ------------------------------------
                                        Name:     Larry Shepler
                                        Title:    Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        TUREX, INC.,

                                        By    /s/ Larry Shepler
                                            ------------------------------------
                                        Name:     Larry Shepler
                                        Title:    Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        PIERSON INDUSTRIES, INC.,

                                        By    /s/ Larry Shepler
                                            ------------------------------------
                                        Name:     Larry Shepler
                                        Title:    Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173

                                        UNIPLAST MIDWEST, INC.,

                                        By    /s/ Larry Shepler
                                            ------------------------------------
                                        Name:     Larry Shepler
                                        Title:    Secretary
                                        Address:  c/o Pliant Corporation
                                                  1515 Woodfield Road, Suite 600
                                                  Schaumburg, Illinois 60173


                                        BANKERS TRUST COMPANY,
                                        as Collateral Agent,

                                        By   /s/ Robert R. Telesca
                                           -------------------------------------
                                        Name: Robert R. Telesca
                                        Title: Vice President
                                        Address: One Bankers Trust Plaza
                                                 New York, New York 10006